EXHIBIT 10.12











                           WARRANT AGREMEMENT BETWEEN
                          BIOQUEST INTERNATIONAL, INC.
                                       AND
                            DUNCAN, BLUM & ASSOCIATES









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Securities Counsel Warrant Certificate No.  _________            15,000 Warrants



         VOID AFTER THREE YEARS AFTER THE IPO IS REGISTERED WITH THE SEC

                       WARRANT CERTIFICATE FOR PURCHASE OF
                   15,000 BIOQUEST INTERNATIONAL, INC. SHARES
                                 OF COMMON STOCK


THIS WARRANT AND ANY SHARES AGENT ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (2) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.


     This certifies that FOR VALUE RECEIVED, Carl Duncan or registered assigns (the "Registered Holder") is the owner of the number of Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in Section 1 of this Warrant Certificate 15,000 shares of common stock of BioQuest International Inc., a Virginia corporation (the "Company"), at any time commencing the Effectiveness Date and prior to the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of the Company as the initial Warrant Agent or its successor, accompanied by payment of an amount equal to $0.01 for each Warrant (the "Purchase Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to BioQuest International, Inc. The Company may, at its election, reduce the Purchase Price.

     Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional Shares will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Expiration Date" shall mean 5:00 P.M. Eastern Standard Time ("EST") three years after the IPO is registered with the SEC. If such date shall in the Commonwealth of Virginia be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 P.M. EST the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close. The Company may, at its election, extend the Expiration Date.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefore, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any of the rights of a Shareholder of the Company including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company.

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     Prior to due presentment for registration of transfer  hereof,  the Company may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

     Warrants   represented  by  this  Warrant  Certificate  shall  possess  the following rights:

1.   Exchange of Warrants.

     In the event of a possible exchange of the Shares of the Company into common stock and/or subsequent public offering(s) of the Company's securities, the provisions of Section 2 hereof will govern in certain circumstances described therein.

2.   Adjustment of Exercise Price and Number of Shares or Warrants.

     (a) Subject to the exceptions referred to in Section 2(e) below, in the event the Company shall, at any time or from time to time after the date hereof, sell any Shares for a consideration per share less than the current fair market value per share of the Common Stock on the date of the sale or issue any Shares as a dividend or distribution to the Shareholders of the Company or subdivide or combine the outstanding Shares into a greater or lesser number of Shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Purchase Price in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent) determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of Shares outstanding immediately prior to the issuance of such additional Shares and the denominator of which shall be the sum of the number of Shares outstanding immediately after the issuance of such additional Shares. Such adjustment shall be made successively whenever such an issuance is made.

     Upon each adjustment of the Purchase Price, the total number of Shares purchasable upon the exercise of each Warrant shall (subject to the provisions contained in Section 2(b) hereof) be such number of Shares (calculated to the nearest tenth) purchasable at the Purchase Price immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Purchase Price in effect immediately after such adjustment.

     The number of Shares outstanding at any given time shall not include Shares owned or held by or for the account of the Company and the sale or issuance of such treasury Shares or the distribution of any such treasury Shares shall not be considered a Change of Shares for purposes of said sections.

     (b) In case of any reclassification, capital reorganization or other change of outstanding Shares or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding Shares) or in case of any sale or conveyance to another corporation of the property of the Company as or substantially as, an entirety (other than a sale/leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock, Shares or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance by a holder of the number of Shares that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other changes of outstanding Shares and to successive consolidations, mergers, sales or conveyances.

     (c) Irrespective of any adjustments or changes in the Purchase Price or the number of Shares purchasable upon exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued shall continue to express the Purchase Price per share and the number of Shares purchasable thereunder as the Purchase Price per share, and the number of Shares purchasable were expressed in the Warrant Certificates when the same were originally issued.

     (d) After each adjustment of the Purchase Price pursuant to this Section 2, the Company will promptly prepare a certificate signed by the Chairman or President of the Company setting forth: (i) the Purchase Price as so adjusted;
(ii) the number of Shares purchasable upon exercise of each Warrant after such adjustment and, if the Company shall have elected to adjust the number of Warrants, the number of Warrants to which the registered holder of each Warrant shall then be entitled; and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with the Warrant Agent and cause a brief summary thereof to be sent by ordinary first class mail to each registered holder of Warrants at his last address as it shall appear on the registry books of the Warrant Agent. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice or except as to the holder whose notice was defective. The affidavit of an officer of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     (e) No adjustment to the Purchase Price of the Warrants or to the number of Shares purchasable upon the exercise of each Warrant will be made upon the re-capitalization contemplated in the Memorandum to be effected on or before the final closing of the offering contemplated therein (the "Offering").

     (f) As used in this Section 2, the term "Shares" shall mean and include the Company's Shares authorized on the date of the Memorandum and shall also include any Shares thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders (the "Shareholders") thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company.

     (g) Any determination as to whether an adjustment in the Purchase Price in effect hereunder is required pursuant to Section 2 or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Warrants and the Company if made in good faith by the Company.

     (h) If and whenever the Company shall declare any dividends or distributions or grant to the Shareholders, as such, rights or warrants to subscribe for or to purchase or any options for the purchase of, Shares or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Shares, the Company shall notify each of the then Registered Holders of the Warrants of such event prior to its occurrence to enable such Registered Holders to exercise their Warrants and participate as Shareholders in such event.

3.   Cashless Exercise of Warrants.

     At any time during the Warrant Exercise Term, the Holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into Warrant Certificate by surrendering this Warrant at the principal office of the Company, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, within five (5) days of the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the shares remaining subject to this warrant, shall be issued as of the Exchange Date and delivered to the Holder within three
(3) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of shares (rounded to the next highest integer) equal to (1) the number of shares specified by the Holder in its Notice of Exchange (the "Total Number") less (2) the number of Shares equal to the quotient obtained by dividing (a) the product of the Total Number and the existing Exercise Price (as hereinafter defined) by (b) the Market Price of a share of Common Stock, as defined in the next sentence. As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported by NASDAQ or if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the closing bid price on the NASDAQ Electronic Bulletin Board or as otherwise furnished by the National Association of Securities Dealers, Inc. (the "NASD") or similar organization if the NASD is no longer reporting such information or, if no such bid information is reported, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it for the two days immediately preceding such issuance or sale and the day of such issuance or sale.

4.   Piggy-Back Registration Rights.

         (a) Subject to (b) below, at any time that the Company proposes to file a Company Registration Statement under the Securities Act of 1933, as amended (the "Act") (the "Registration Statement"), either for its own account or for the account of a stockholder or stockholders, the Company shall give the Placement Agents written notice of its intention to do so and of the intended method of sale (the "Registration Notice") within a reasonable time prior to the anticipated filing date of the Company's Registration Statement effecting such Company registration. The Placement Agents may request inclusion of any Warrants (hereafter "Restricted Securities") in such registration statement by delivering to the Company, within ten (10) business days after receipt of the Registration Notice, a written notice (the "Piggyback Notice") stating the number of Restricted Securities proposed to be included and that such shares are to be included in any underwriting only on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such Company Registration Statement. The Company shall use its best efforts to cause all Restricted Securities specified in the Piggyback Notice to be included in the Company Registration Statement and any related offering, all to the extent requisite to permit the sale by the Placement Agents of its Restricted Securities in accordance with the method of sale applicable to the other shares of Common Stock included in such Company Registration Statement; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Company Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of the Placement Agents' Restricted Securities, the Company may, at its election, give written notice of such determination to the Placement Agents and, thereupon:

         (i) in the ease of a determination not to register, shall be relieved of its obligation to register the Placement Agents' Restricted Securities in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith); and

         (ii) in the case of a delay in registering, shall be permitted to delay registering the Placement Agents' Restricted Securities for the same period as the delay in registering such other securities.

     (b) The Company's obligation to include Restricted Securities in a Company's Registration Statement shall be subject to the following limitations:

         (i) The Company may elect, at its sole option and for any reason, not to register the Placement Agents' Restricted Shares, provided however, that this right is limited to one (1) time and relative to one (1) particular Company Registration Statement.

         (ii) The Company shall not be obligated to include any Restricted Securities in a Registration Statement filed on Form S-4, Form S-8 or such other similar successor forms then in effect under the Securities Act.

         (iii) If a Company Registration Statement involves an underwritten offering and the managing placement agent advises the Company in writing that in its opinion, the number of securities requested to be included in such Company Registration Statement exceeds the number which can be sold in such offering without adversely affecting the offering, the Company shall include in such Company Registration Statement the number of such securities which the Company is so advised can be sold in such offering without adversely affecting the offering, determined as follows:

                (A) first, the securities proposed by the Company to be sold for it own account, and

                (B) second, any Restricted Securities requested to be included in such registration and any other securities of the Company in accordance with the priorities, if and then existing among the holders of such securities pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders.

         (iv)  The  Company  shall  not  be  obligated  to  include   Restricted
Securities in more than one (1) Company Registration Statement.

     (c) To the extent the Placement Agents' Restricted Securities are intended to be included in a Company Registration Statement, the Placement Agents may include any of its Restricted Securities in such Company Registration Statement pursuant to this Agreement only if the Placement Agents furnishes to the Company in writing, within ten (10) business days after receipt of a written request therefore, such information specified in Item 507 of Regulation S-K under the Act or such other information as the Company may reasonably request for use in connection with the Company Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to the NASD. The Placement Agent(s) as to which the Company Registration Statement is being effected agree to furnish promptly to the Company all information required to be disclosed in order to make all information previously furnished to the Company be not materially misleading.

     (b) The rights granted herein are non-transferable and may not be exercised by any subsequent holder of the Warrants. This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed on September 18, 2000, manually by Peter J. Ewens, its Chief Executive Officer, thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


BIOQUEST INTERNATIONAL, INC.


By: /s/ Peter J. Ewens                                            Corporate Seal
    ----------------------------------------
    Peter J. Ewens, Chief Executive Officer

                                SUBSCRIPTION FORM

                     To Be Executed by the Registered Holder
                          in Order to Exercise Warrants


     The undersigned Registered Holder hereby irrevocably elects to exercise Warrants represented by this Warrant Certificate and purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of (and be delivered to):

            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
                                 (if applicable)

                        --------------------------------

                        --------------------------------

                        --------------------------------

                        --------------------------------
                     [Please print or type name and address]


and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

     The undersigned represents that the exercise of the within Warrant was solicited by a member of the National Association of Securities Dealers, Inc. (the "NASD"). (If not solicited by an NASD member, please write "UNSOLICITED" in the space below or leave the space blank.)

                        --------------------------------
                              [Name of NASD Member]


Dated:   ________________________________

By:      ________________________________


Signature Guaranteed

--------------------------------

                                   ASSIGNMENT


                     To Be Executed by the Registered Holder
                           in Order to Assign Warrants


FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers unto


            PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
                                 (if applicable)

                        --------------------------------

                        --------------------------------

                        --------------------------------

                        --------------------------------
                     [Please print or type name and address]


_______________________ of the Warrants represented by this Warrant Certificate,
and       hereby        irrevocably        constitutes        and       appoints
______________________________________________  his lawful  Attorney-in-Fact  to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:   ________________________________

By:      ________________________________


Signature Guaranteed

--------------------------------


THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST CONTANY OR A MEMBER FIRM OF THE AMERICAN, NEW YORK, PACIFIC OR MIDWEST STOCK EXCHANGES.